UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 2 to

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 14, 2021

BM TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38633	82-3410369
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 King of Prussia Road, Suite 350

Wayne, PA 19087

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (877) 327-9515

Megalith Financial Acquisition Corp.

535 5th Avenue, 29th Floor

New York, NY 10017

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BMTX	NYSE American LLC
Warrants to purchase Common Stock	BMTX.W	NYSE American LLC

Explanatory Note

This Amendment No. 2 on Form 8-K/A (this "Amendment") amends the Current Report on Form 8-K of BM Technologies, Inc. (the "Company"), originally filed on January 8, 2021 (the "Original Report"), in which the Company reported, among other events, the completion of the Business Combination (as defined in the Original Report). Capitalized terms used but not defined herein have the meanings assigned to them in the Original Report.

              As previously reported in the Company's Current Report on Form 8-K filed on June 4, 2021, on June 4, 2021, the Company's management and Audit Committee concluded that certain previously filed historical financial information of Megalith Financial Acquisition Corp. ("Megalith" ) should no longer be relied upon. The purpose of this Amendment is to replace the unaudited pro forma combined consolidated financial information included in the Original Report with the unaudited pro forma combined consolidated financial information as of and for the year ended December 31, 2020 filed as Exhibit 99.1 to this Amendment (the "Updated Pro Forma Financial Information"). The Updated Pro Forma Financial Information should be read in conjunction with (i) the historical restated audited consolidated financial statements of Megalith as of and for the year ended December 31, 2020 and the accompanying notes, which are included in Amendment No. 1 to Megalith's Annual Report on Form 10-K filed July 14, 2021, which are incorporated by reference herein; and (ii) the historical audited consolidated financial statements of the Company as of and for the year ended December 31, 2020 and the accompanying notes, which are included in the Form 8-K/A filed March 31, 2021.

Forward-Looking Statements

This Current Report on Form 8-K contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as "will likely result," "are expected to," "will continue," "is anticipated," "estimated," "believe," "intend," "plan," "projection," "outlook" or words of similar meaning. These forward-looking statements include, but are not limited to, statements regarding the Company's industry and market sizes, future opportunities for the Company and the Company's estimated future results. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

In addition to factors previously disclosed in prior reports filed with the SEC, including the Proxy Statement/Prospectus, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: a delay or failure to realize the expected benefits from the Business Combination; our inability to form new bank partnerships and white label partnerships; changes in the fintech and disbursement market in which the Company competes, including with respect to its competitive landscape, technology evolution or regulatory changes; risk that the Company may not be able to execute its growth strategies, including entering into new partnerships; risks relating to data security; changes in accounting policies applicable to the Company; and the risk that the Company may not be able to develop and maintain effective internal controls.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information set forth herein speaks only as of the date hereof in the case of information about the Company or the date of such information in the case of information from persons other than the Company, and the Company disclaims any intention or obligation to update any forward looking statements as a result of developments occurring after the date of this Current Report on Form 8-K. Forecasts and estimates regarding the Company's industry and end markets are based on sources the Company believes to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Item 9.01. Financial Statement and Exhibits.

(a) Financial statements of businesses acquired.

The audited consolidated financial statements of the Company as of and for the years ended December 31, 2020, 2019, and 2018 were previously filed as Exhibit 99.1 to our Current Report on Form 8-K/A filed on March 31, 2021 and are incorporated by reference herein.

The Company's Management's Discussion and Analysis of Financial Condition and Results of Operations for the years ended December 31, 2020, 2019 and 2018 was previously filed as Exhibit 99.2 to our Current Report on Form 8-K/A filed on March 31, 2021 and is incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma financial statements are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated herein by reference.

(c) Shell company transactions.

Reference is made to Items 9.01(a) and (b) and the exhibit referred to therein, which are incorporated herein by reference.

Exhibit No.	Description
99.1	Unaudited pro forma financial statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BM Technologies, Inc.

Dated: July 14, 2021	By:	/s/ Luvleen Sidhu
Luvleen Sidhu
Chief Executive Officer

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